Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Taxes
Loss before income taxes	$ (191,795)	$ (193,182)	$ (168,208)
Tax expense (recovery) based on statutory rate of 27.0%	(52,000)	(52,000)	(45,000)
Permanent differences	(84,000)	(4,000)	2,000
Loss before income taxes net	(136,000)	(56,000)	(43,000)
Changes in unrecognized deferred tax assets	136,000	56,000	43,000
Total income tax expense	$ 0	$ 0	$ 0